    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 2006

                                                            FILE NOS.: 333-30765
                                                                        811-8283

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    |X|
                         POST-EFFECTIVE AMENDMENT NO. 12                    |X|
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                              |X|
                                AMENDMENT NO. 13                            |X|

                                   ----------

                                 MORGAN STANLEY
                             MULTI-ASSET CLASS FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:

       CARL FRISCHLING, ESQ.                            STUART M. STRAUSS, ESQ.
KRAMER LEVIN NAFTALIS & FRANKEL LLP                      CLIFFORD CHANCE US LLP
    1177 AVENUE OF THE AMERICAS                           31 WEST 52ND STREET
     NEW YORK, NEW YORK 10036                           NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

     As soon as practicable after this Post-Effective Amendment becomes effective.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
     BOX):

          |_|  Immediately upon filing pursuant to paragraph (b)

          |_|  On (date) pursuant to paragraph (b)(1)

          |X|  On January 31, 2007 pursuant to paragraph (a)(1)

          |_|  75 days after filing pursuant to paragraph (a)(2)

          |_|  60 days after filing pursuant to paragraph (a)

          |_|  On (date) pursuant to paragraph (a)(2) of Rule 485.

                             AMENDING THE PROSPECTUS

     If appropriate, check the following box:

          |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

MORGAN STANLEY FUNDS

MORGAN STANLEY MULTI-ASSET
CLASS FUND

A MUTUAL FUND WHICH SEEKS TO MAXIMIZE TOTAL INVESTMENT RETURN

MORGAN STANLEY

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS


JANUARY 31, 2007

CONTENTS


THE FUND
   Investment Objective                                                        1
   Principal Investment Strategies                                             1
   Principal Risks                                                             2
   Past Performance                                                            8
   Fees and Expenses                                                          10
   Additional Investment Strategy Information                                 11
   Additional Risk Information                                                12
   Portfolio Holdings                                                         12
   Fund Management                                                            12

SHAREHOLDER INFORMATION
   Pricing Portfolio Shares                                                   16
   How To Buy Shares                                                          17
   Limited Portability                                                        18
   How To Exchange Shares                                                     19
   How To Sell Shares                                                         20
   Distributions                                                              23
   Frequent Purchases and Redemptions of Fund Shares                          24
   Tax Consequences                                                           25
   Share Class Arrangements                                                   26
   Additional Information                                                     34

FINANCIAL HIGHLIGHTS                                                          35

MORGAN STANLEY FUNDS                                           Inside Back Cover


This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Multi-Asset Class Fund seeks to maximize total investment return.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund normally invests at least 80% of its assets in shares of affiliated mutual funds ("Underlying Funds"). In deciding how to allocate Fund assets among Underlying Funds, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers its outlook for the U.S. and global economies and financial markets and the relative market valuations of the Underlying Funds. The Fund normally expects to invest between 50% and 100% of its net assets in Underlying Funds which invest primarily in U.S. equity securities, between 0% and 50% of its net assets in Underlying Funds which invest primarily in non-U.S. equity securities and between 0% and 50% of its net assets in Underlying Funds which invest primarily in fixed income securities. The Investment Adviser then determines the combination of Underlying Funds that it believes best represents the selected asset allocation strategy. The Investment Adviser continuously monitors the Fund's asset allocation strategy and the selection of individual Underlying Funds and may make adjustments to both as market changes warrant. The Fund generally sells the securities of an Underlying Fund when such Underlying Fund is no longer representative of the selected asset allocation strategy. There are no minimum or maximum percentages in which the Fund must invest in any Underlying Fund. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund. For more information about the Underlying Funds, see "Fund Management--Management of the Underlying Funds" below. In addition, the Fund may invest up to 20% of its assets directly in government securities and cash equivalents when the Investment Adviser believes market conditions so warrant.

The above percentage limitations relating to the composition of the Fund apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


In pursuing the Fund's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day to day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.


[SIDENOTE]

TOTAL RETURN

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE AND PAY OUT INCOME.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's investments in Underlying Funds. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund. In addition, the performance of the Fund may be adversely affected because in allocating Fund assets among the Underlying Funds, the Investment Adviser may consider the impact of the allocation decision on the Underlying Funds.

Set forth below are the principal risks associated with investing in the Underlying Funds.

COMMON STOCKS. A principal risk of investing in certain Underlying Funds is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Certain Underlying Funds invest in fixed-income securities (which may include zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. An Underlying Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)


SMALL & MEDIUM CAPITALIZATION COMPANIES. Certain Underlying Funds may invest in stocks of small- and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies may have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. Additionally, the stocks of these companies may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may also have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

FOREIGN SECURITIES. Certain Underlying Funds invest in foreign securities which involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, Underlying Funds may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory

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requirements of U.S. companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgement against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund's trades effected in those markets and could result in losses to the Underlying Fund due to subsequent declines in the value of the securities subject to the trades.


A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKET COUNTRIES. The foreign securities in which an Underlying Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Participation in forward foreign currency exchange contracts involves risks. If the investment adviser of an Underlying Fund employs a strategy that does not correlate well with the Underlying Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase an Underlying Fund's volatility and, thus, could involve a significant risk. Certain Underlying Funds may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.


CONVERTIBLE SECURITIES. Certain Underlying Funds may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

With respect to certain Underlying Funds, there are no minimum rating or quality requirements as to their convertible securities investments and, thus, all or some of such securities may be rated below investment grade. These "junk bonds" have speculative risk characteristics which are described below.

There are also special risks associated with certain Underlying Funds' investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS"). Certain Underlying Funds may invest in fixed-income securities rated lower than investment grade or, if not rated, determined to be of comparable quality (commonly known as "junk bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of an Underlying Fund's illiquidity to the extent the Underlying Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of an Underlying Fund's directors/trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in an Underlying Fund's net asset value.

MORTGAGE-BACKED SECURITIES. Certain Underlying Funds may invest in mortgage-backed securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Underlying Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in a CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass through securities (collectively, "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Underlying Fund could sustain a loss.


ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Underlying Fund invests in REITs. The performance of any Underlying Fund's REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Underlying Fund, including significantly reducing return to the Underlying Fund on its investment in such company.


SHARES OF INITIAL PUBLIC OFFERINGS ("IPOS"). An Underlying Fund's purchase of shares issued in IPOs exposes the Underlying Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.


U.S. GOVERNMENT SECURITIES. The U.S. government securities in which an Underlying Fund invests can be subject to two types of risk: credit risk and interest rate risk.

While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. The Underlying Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Underlying Fund's portfolio securities to fall substantially.

ZERO COUPON SECURITIES. A portion of the U.S. government securities purchased by an Underlying Fund may be zero coupon securities with maturity dates in each case no later than ten years from the settlement date for the purchase of such security. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent an Underlying Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as an Underlying Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though an Underlying Fund receives no interest payments in cash on the security during the year.

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by an Underlying Fund's investment adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

CONCENTRATION POLICY. Unlike most mutual funds that do not concentrate in a single industry, certain Underlying Funds are subject to risks associated with concentrating their assets in a particular industry. These Underlying Funds' portfolios may decline in value due to developments specific to the industry in which the Underlying Funds concentrate their assets. As a result, these Underlying Funds may be more volatile than mutual funds that do not similarly concentrate their investments.


STRUCTURED PRODUCTS. Certain of the Underlying Funds may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with an Underlying Fund's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. An Underlying Fund will use structured notes consistent with its investment objectives and policies.


OTHER RISKS. The performance of each Underlying Fund also will depend on whether or not its investment adviser is successful in pursuing the Underlying Fund's investment strategy. The Underlying Funds are also subject to other risks from their permissible investments, including the risks associated with investments in options and futures, and index funds. For more information about these risks, see the "Additional Risk Information" section.


In addition to the principal risks associated with the Underlying Funds, the Fund also will be subject to the following principal risks:


NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual issuer, in this case, any Underlying Fund. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. Additionally, certain Underlying Funds are non-diversified.

The performance of the Fund also will depend on whether or not the Investment Adviser is successful in pursuing the Fund's investment strategy.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

1998    11.21%
1999    19.70%
2000     2.22%
2001   -10.53%
2002   -27.28%
2003    32.52%
2004    13.09%
2005     6.91%
2006

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, the returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _______) and the lowest return for a calendar quarter was ____% (quarter ended _______).


[SIDENOTE]

ANNUAL TOTAL RETURNS


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST NINE CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2006)



                                                                                  LIFE OF FUND
                                                   PAST 1 YEAR   PAST 5 YEARS   (SINCE 11/25/97)
Class A--Returns Before Taxes                           %              %                %
Class B--Returns Before Taxes                           %              %                %
Class B--Returns After Taxes on Distributions(1)        %              %                %
Class B--Returns After Taxes on Distributions
   and Sale of Fund Shares                              %              %                %
Class C--Returns Before Taxes                           %              %                %
Class D--Returns Before Taxes                           %              %                %
   S&P 500(R) Index(2)                                  %              %                %
   Lipper Flexible Portfolio Funds Index(3)             %              %                %


(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The Standard & Poor's 500(R) Index (S&P 500(R) Index) is a broad-based index, the performance of which is based on the perfomance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                      CLASS A   CLASS B   CLASS C     CLASS D
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                 5.25%(1)  None       None        None
Maximum deferred sales charge (load)
   (as a percentage based on the lesser of the
   offering price or net asset value at redemption)    None(2)   5.00%(3)   1.00%(4)    None

ANNUAL FUND OPERATING EXPENSES


                                           CLASS A   CLASS B   CLASS C   CLASS D

Advisory fee                                 None      None      None      None
Distribution and service (12b-1) fees(5)       %         %         %       None
Other expenses(6)                              %         %         %         %
Acquired Fund (i.e., Underlying Fund)
   fees and expenses(7)                        %         %         %         %
Total annual Fund operating expenses(6)        %         %         %         %


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5) The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.


(6) The Investment Adviser agreed to continue to assume all total annual Fund operating expenses (except for brokerage and 12b-1 fees) for the Fund and to extend such expense assumption through April 30, 2006. As a result of such assumption of other expenses, for the fiscal year ended September 30, 2006, the actual "Other Expenses" amounted to ___% for each Class of the Fund and "Total Annual Fund Operating Expenses" amounted to ___%, ___%, ___% and ___% for Class A, B, C and D, respectively, of the Fund.

(7) As the Fund invests in shares of the Underlying Funds, shareholders in the Fund bear indirectly the expenses of the Underlying Funds. Because the amount of the Fund's assets invested in any Underlying Fund changes over time, the amounts shown in the table are approximate amounts.


[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion of Class B shares to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



                 IF YOU SOLD YOUR SHARES:                IF YOU HELD YOUR SHARES:
          -------------------------------------   -------------------------------------
          1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A      $        $         $         $          $        $         $         $
Class B      $        $         $         $*         $        $         $         $*
Class C      $        $         $         $          $        $         $         $
Class D      $        $         $         $          $        $         $         $



* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's investment strategies.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences." A high turnover rate would not result in the Fund incurring higher sales charges/brokerage commissions because the Fund would be trading classes of the Underlying Funds which are sold without any sales charges or brokerage commissions.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the risks of investing in the Underlying Funds described above.

OPTIONS AND FUTURES. If an Underlying Fund invests in options and/or futures (including stock index futures or options on stock indexes or on stock index futures), its participation in these markets would subject the Underlying Fund's portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock, currency or interest rate markets are inaccurate, the adverse consequences to the Underlying Fund (e.g., a reduction in the Underlying Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or indexes being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


INDEX FUNDS. Underlying Funds that are index funds may invest in Exchange-Traded-Funds ("ETFs"), which have many of the same risks as direct investments in common stocks. If the Underlying Fund invests in ETFs, it would, in addition to its own expenses, indirectly bear its ratable share of the ETFs' expenses.


PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FUND MANAGEMENT

MANAGEMENT OF THE FUND

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $__ BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF DECEMBER 31, 2006.

services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020. The Fund's "Administrator," a wholly-owned subsidiary of the Investment Adviser, provides administrative services to the Fund.


Joseph McAlinden, Managing Director and Chief Investment Officer of the Investment Adviser joined the Investment Adviser in June 1995 and has been the primary portfolio manager of the Fund since its inception in November 1997.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change from time to time.


The Investment Adviser does not receive an advisory fee and the Administrator does not receive an administration fee from the Fund for the services and facilities furnished to the Fund. However, the Fund, through its investments in the Underlying Funds, will pay its pro rata share of the advisory, administration fees and certain other expenses that are borne by shareholders of the Underlying Funds.


A discussion regarding the basis of the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended September 30, 2006.


MANAGEMENT OF THE UNDERLYING FUNDS


The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund. The Investment Adviser serves as investment adviser for certain Underlying Funds (the "Morgan Stanley Retail Funds"). An affiliate of the Investment Adviser, Morgan Stanley Investment Management Inc. ("MSIM"), serves as the investment adviser for certain other Underlying Funds (the "Morgan Stanley Institutional Funds"). MSIM is a wholly-owned subsidiary of Morgan Stanley and conducts a worldwide portfolio management business and provides a broad range of portfolio management services in the United States and abroad. MSIM is located at 1221 Avenue of the Americas, New York, NY 10020.


In accordance with the Fund's investment strategies as discussed under "Principal Investment Strategies," the Investment Adviser may select from the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds listed below to serve as Underlying Funds. The list below represents the possible universe of affiliated mutual funds currently contemplated for investment by the Fund. The Fund is not required to invest in all of these affiliated mutual funds nor is it required to invest in any single affiliated mutual fund listed below. From time to time, the Investment Adviser may select new or additional affiliated mutual funds other than those listed below.

MORGAN STANLEY RETAIL FUNDS*
Morgan Stanley Balanced Fund
Morgan Stanley Capital Opportunities Trust
Morgan Stanley Convertible Securities Trust
Morgan Stanley Developing Growth Securities Trust
Morgan Stanley Dividend Growth Securities Inc.
Morgan Stanley Equally-Weighted S&P 500 Fund
Morgan Stanley European Equity Fund Inc.
Morgan Stanley Financial Services Trust
Morgan Stanley Flexible Income Trust
Morgan Stanley Focus Growth Fund
Morgan Stanley Fundamental Value Fund
Morgan Stanley Global Advantage Fund
Morgan Stanley Global Dividend Growth Securities
Morgan Stanley Health Sciences Trust
Morgan Stanley High Yield Securities Inc.
Morgan Stanley Income Trust
Morgan Stanley International Fund
Morgan Stanley International SmallCap Fund
Morgan Stanley International Value Equity Fund

MORGAN STANLEY INSTITUTIONAL FUNDS**
Morgan Stanley Institutional Fund Inc.
   Active International Allocation Portfolio
   Emerging Markets Portfolio
   Emerging Markets Debt Portfolio
   International Growth Equity Portfolio
   International Real Estate Portfolio
   Global Franchise Portfolio
   Global Value Equity Portfolio
   International Magnum Portfolio
   Focus Equity Portfolio
   Small Company Growth Portfolio

Morgan Stanley Japan Fund
Morgan Stanley Limited Duration Fund
Morgan Stanley Mid-Cap Value Fund
Morgan Stanley Mortgage Securities Trust
Morgan Stanley Nasdaq-100 Index Fund
Morgan Stanley Natural Resource Development Securities Inc.
Morgan Stanley Pacific Growth Fund Inc.
Morgan Stanley Real Estate Fund
Morgan Stanley S&P 500 Index Fund
Morgan Stanley Small-Mid Special Value Fund
Morgan Stanley Special Growth Fund
Morgan Stanley Special Value Fund
Morgan Stanley Strategist Fund
Morgan Stanley Technology Fund
Morgan Stanley Total Market Index Fund
Morgan Stanley U.S. Government Securities Trust
Morgan Stanley Utilities Fund
Morgan Stanley Value Fund

Morgan Stanley Institutional Fund Trust
   Mid Cap Growth Portfolio
   U.S. Small Cap Value Portfolio
   Core Plus Fixed Income Portfolio
   Intermediate Duration Portfolio
   International Fixed Income Portfolio
   Investment Grade Fixed Income Portfolio
   Core Fixed Income Portfolio


*    Advised by the Investment Adviser.

**   Advised by MSIM.

For more information about the investment objectives and principal investments of each of the above funds, see Appendix A to the Fund's STATEMENT OF ADDITIONAL INFORMATION.

EXPENSES OF THE UNDERLYING FUNDS


In addition to the expenses that the Fund bears directly, the Fund's shareholders bear expenses of the Underlying Funds in which the Fund invests. Each Underlying Fund pays its investment adviser and administrator a monthly advisory and administration fee as compensation for services provided to the Underlying Fund. The Fund's indirect expenses from investing in the Underlying Funds, based on the total annual operating expenses of the Underlying Funds held by the Fund for the fiscal year ended September 30, 2006, were ___% for Class A shares, ___% for Class B shares, ___% for Class C shares and ___% for Class D shares. This ratio may be higher or lower depending on the Underlying Funds selected by the Investment Adviser in the future. Based on their most recent prospectuses, the total annual fund operating expense ratios for the affiliated mutual funds eligible to serve as Underlying Funds (as listed above) range from ___% to ___%.


MORE INFORMATION ABOUT THE UNDERLYING FUNDS


More information about the Underlying Funds held by the Fund may be found in the Fund's annual and semi-annual reports to shareholders, which are available on the Fund's Internet site (www.morganstanley.com) or on the EDGAR data base on the Internet site of the Securities and Exchange Commission ("SEC") (www.sec.gov). In addition, the complete Underlying Fund holdings of the Fund are posted on a quarterly basis on the Fund's Internet site. To obtain more Information about the Fund's Underlying Fund holdings, call your Morgan Stanley Financial Advisor or visit our Internet site at www.morganstanley.com/funds.


More information about the fees, expenses, investment objectives, strategies and risks of each Underlying Fund may be found in its prospectus, which can be found on on our Internet web site (www.morganstanley.com) or on the EDGAR database on the SEC's Internet site (www.sec.gov).


A discussion regarding the basis of the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the period ended September 30, 2006.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of the Fund's shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The assets of the Fund consist primarily of the Underlying Funds, which are valued at their respective net asset values. The net asset value of each Underlying Fund's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Underlying Fund's investment adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Underlying Fund's board of trustees/directors.

In addition, with respect to each Underlying Fund's securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by each Underlying Fund's board of trustees/directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, an Underlying Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to Underlying Funds holding securities that are primarily listed on foreign exchanges, the values of the Underlying Fund's securities may change on days when you will not be able to purchase or sell your shares. The Fund's other securities are valued in the same manner as the Underlying Funds' securities.


To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act") the Fund's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair pricing and its effects.


The Fund's short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

MINIMUM INVESTMENT AMOUNTS

                                                             MINIMUM INVESTMENT
                                                            --------------------
INVESTMENT OPTIONS                                          INITIAL   ADDITIONAL

Regular Account                                              $1,000      $100
Individual Retirement Account                                $1,000      $100
Coverdell Education Savings Account                          $  500      $100
EASYINVEST(R)
(Automatically from your checking or savings account or
Money Market Fund)                                           $  100*     $100*

*    PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN 12 MONTHS.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund's Trustees; or (6) the reinvestment of dividends in additional Fund shares.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Multi-Asset Class Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

LIMITED PORTABILITY

[GRAPHIC]


Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned


[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds (as described below under "How to Exchange Shares"). If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.


HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS to place an exchange order. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling the Transfer Agent, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
Contact Your        To sell your shares, simply call your Morgan Stanley
Financial Advisor   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
By Telephone        You can sell your shares by telephone and have the proceeds sent to the address of record.

                    Before processing a telephone redemption, keep the following information in mind:

                    - You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.

                    - Call toll-free (800) 869-NEWS to process a telephone redemption.

                    - Your request must be received prior to market close, generally 4:00 p.m. Eastern time.

                    - If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

                    - Proceeds must be made payable to the name(s) and address in which the account is registered.

                    - You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check.

                    - This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.

                    - Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

                    If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has been honored, which may take up to 15 calendar days from the date of purchase.

                    Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
By Letter           You can also sell your shares by writing a "letter of
                    instruction" that includes:

                    -    your account number;

                    -    the name of the Fund;

                    - the dollar amount or the number of shares you wish to sell;

                    -    the Class of shares you wish to sell; and

                    - the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic          If your investment in all of the Morgan Stanley Funds has a
Withdrawal Plan     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                    To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell, as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has been honored, which may take up to 15 calendar days from the date of purchase.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from its Underlying Fund investments and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains from its Underlying Fund investments and whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.


In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which an Underlying Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities by an Underlying Fund also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.


The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity with respect to customers of such intermediaries. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.


TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-    The Fund makes distributions; and

-    You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class of the Fund:

CLASS   SALES CHARGE                                                                              MAXIMUM ANNUAL 12b-1 FEE
-----   ------------                                                                              ------------------------
A       Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
        during the first 18 months                                                                          0.25%
B       Maximum 5.00% CDSC during the first year decreasing to 0% after six years                           1.00%
C       1.00% CDSC during the first year                                                                    1.00%
D       None                                                                                                 None


Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.


In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.


CLASS A SHARES Class A shares of the Fund are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                FRONT-END SALES CHARGE
                                    ----------------------------------------------
                                        PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION        PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
Less than $25,000                           5.25%                    5.54%
$25,000 but less than $50,000               4.75%                    4.99%
$50,000 but less than $100,000              4.00%                    4.17%
$100,000 but less than $250,000             3.00%                    3.09%
$250,000 but less than $500,000             2.50%                    2.56%
$500,000 but less than $1 million           2.00%                    2.04%
$1 million and over                         0.00%                    0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint schedule) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

-    A single account (including an individual, trust or fiduciary account).

- A family member account (limited to spouse, and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

- Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

-    Tax-exempt organizations.

-    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

- A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

- A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

-    An IRA and single participant retirement account (such as a Keogh).

-    An UGMA/UTMA account.


RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.


LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE   CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                                5.0%
Second                                               4.0%
Third                                                3.0%
Fourth                                               2.0%
Fifth                                                2.0%
Sixth                                                1.0%
Seventh and thereafter                               None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

- Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


- Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


The Fund's distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL

NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares of the Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.


Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares of the Fund are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


- The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund's Trustees.


A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for certain Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

MORGAN STANLEY MULTI-ASSET CLASS FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by __________________, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.


CLASS A SHARES




                                    (TO COME)

CLASS B SHARES

                                    (TO COME)

MORGAN STANLEY MULTI-ASSET CLASS FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS C SHARES

                                    (TO COME)

CLASS D SHARES

                                    (TO COME)

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Dividend Growth Securities


Institutional Strategies Fund


Multi-Asset Class Fund

DOMESTIC HYBRID

Allocator Fund


Balanced Fund
Strategist Fund


GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH


Capital Opportunities Trust


Developing Growth Securities Trust


Focus Growth Fund


Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund


Nasdaq-100 Index Fund


S&P 500 Index Fund
Total Market Index Fund

SPECIALTY


Convertible Securities Trust


Financial Services Trust


Health Sciences Trust
Natural Resource Development Securities
Real Estate Fund
Technology Fund


Utilities Fund

VALUE


Fundamental Value Fund


Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+


Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities


Income Trust
Mortgage Securities Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMIANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:


CLASS A: DOFAX
CLASS B: DOFBX
CLASS C: DOFCX
CLASS D: DOFDX


(The Fund's Investment Company Act File No. is 811-8283)


Morgan Stanley Distributors Inc., member NASD.

(C) 2007 Morgan Stanley


Morgan Stanley

MORGAN STANLEY FUNDS

Morgan Stanley Multi-Asset
Class Fund


36016 01/07


MORGAN STANLEY

Prospectus


January 31, 2007


CLF#36016PRO-00

STATEMENT OF ADDITIONAL INFORMATION                       MORGAN STANLEY
                                                          MULTI-ASSET CLASS FUND

JANUARY 31, 2007


--------------------------------------------------------------------------------


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated January 31, 2007) for Morgan Stanley Multi-Asset Class Fund (the "Fund") may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended September 30, 2006, including notes thereto and the report of ______________, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


Morgan Stanley
Multi-Asset Class Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

   I.   Fund History                                                           4

  II.   Description of the Fund and the Investments and Risks of the Funds     4
        A. Classification                                                      4
        B. Investment Strategies and Risks                                     4
        C. Fund Policies/Investment Restrictions                              22
        D. Disclosure of Portfolio Holdings                                   23

 III.   Management of the Fund                                                27
        A. Board of Trustees                                                  27
        B. Management Information                                             28
        C. Compensation                                                       35

  IV.   Control Persons and Principal Holders of Securities                   36

  V.    Investment Advisory and Other Services                                36
        A. Investment Adviser and Administrator                               36
        B. Principal Underwriter                                              37
        C. Services Provided by the Investment Adviser and Administrator      37
        D. Dealer Reallowances                                                38
        E. Rule 12b-1 Plan                                                    39
        F. Other Service Providers                                            42
        G. Fund Management                                                    42
        H. Codes of Ethics                                                    43
        I. Proxy Voting Policy and Proxy Voting Record                        43
        J. Revenue Sharing                                                    45

  VI.   Brokerage Allocation and Other Practices                              46
        A. Brokerage Transactions                                             46
        B. Commissions                                                        46
        C. Brokerage Selection                                                46
        D. Directed Brokerage                                                 47
        E. Regular Broker-Dealers                                             47

 VII.   Capital Stock and Other Securities                                    47

VIII.   Purchase, Redemption and Pricing of Shares                            48
        A. Purchase/Redemption of Shares                                      48
        B. Offering Price                                                     48

  IX.   Taxation of the Fund and Shareholders                                 49

   X.   Underwriters                                                          51

  XI.   Performance Data                                                      51

 XII.   Financial Statements                                                  52

XIII.   Fund Counsel                                                          52

Appendix A: More Information About the Underlying Funds                      A-1

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" or "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Multi-Asset Class Fund, a registered open-end investment company.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

     "UNDERLYING FUNDS" -- The mutual funds in which the Fund may invest as set forth in the Fund's prospectus.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust under a Declaration of Trust on July 3, 1997, with the name Dean Witter Fund of Funds. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Fund of Funds. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Fund of Funds. Effective August 1, 2005, the Fund's name was changed to Morgan Stanley Multi-Asset Class Fund.


II. DESCRIPTION OF THE FUND AND THE INVESTMENTS AND RISKS OF THE FUND AND THE UNDERLYING FUNDS

--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company, which seeks to maximize total investment return.

B. INVESTMENT STRATEGIES AND RISKS


     The following discussion supplements discussion of the Fund's and/or Underlying Funds' investment strategies and risks in the PROSPECTUS and should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," and "Additional Risk Information." Unless otherwise indicated, references to "fund" in the following discussion refer to an Underlying Fund. For a complete description of an Underlying Fund, please see its prospectus and statement of additional information, which are available free of charge by calling toll-free 1-800-869-NEWS.


     MONEY MARKET SECURITIES. The Fund and the Underlying Funds may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Fund and the Underlying Funds may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     REVERSE REPURCHASE AGREEMENTS. Certain funds also may use reverse repurchase agreements. Reverse repurchase agreements involve sales by the fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

     A fund can establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of proceeds of the agreement may be restricted pending a determination by the other party, of its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the fund.


     FOREIGN INVESTMENT. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

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     Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A fund may incur costs in connection with conversions between various currencies.


     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.


     EMERGING MARKET SECURITIES. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.


     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the funds will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a fund's investment policies, the fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Certain funds may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. A fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches or foreign banks, insurance companies and other dealers whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     A fund's investment adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     A fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities.

     When required by law, a fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the fund's commitments with respect to such contracts.

     Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

     A fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund's volatility and may involve a significant amount of risk relative to the investment of cash.


     OTHER GLOBAL SECURITIES. Certain funds may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. A fund may purchase these indexed obligations to generate current income or for hedging purposes.

     BRADY BONDS. Certain funds may invest in Brady Bonds. Brady Bonds are emerging market securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Fund will only invest in Brady Bonds consistent with quality specifications.

     Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

     SOVEREIGN DEBT. Certain funds may invest in sovereign debt obligations. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

     A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     OPTION AND FUTURES TRANSACTIONS. Certain funds may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives a fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give a fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


     COVERED CALL WRITING. Certain funds are permitted to write covered call options on portfolio securities and/or on the U.S. dollar or foreign currencies, without limit. A fund will receive from the purchaser, in return for a call it has written, a "premium" (i.e., the price of the option). Receipt of these premiums may better enable the fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the fund if the securities underlying the option decline in value.

     A fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a fund has been assigned an exercise notice, the fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the fund owns the underlying security or currency subject to the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the fund's books.

     Options written by a fund normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (or currency) at the time the option is written.


     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, a fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. Certain funds may purchase listed and OTC call and put options. The purchase of a call option would enable the fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. Certain funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the fund and the transacting dealer, without the intermediation of a third party such as the OCC. The fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities (or currencies) upon which call options have been written increases, the fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or currency) increase, but has retained the risk of loss should the price of the underlying security (or currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (or currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (or currencies) at the exercise price.


     A fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that a liquid secondary market will exist, particularly in the case of OTC options.


     In the event of the bankruptcy of a broker through which the fund engages in transactions in options, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities (or currencies) underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and a fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


     STOCK INDEX OPTIONS. Certain funds may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a put, or less than, in the case of a call, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     FUTURES CONTRACTS. Certain funds may purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, or on the U.S. dollar or foreign currencies, and/or on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting

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sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the fund will be able to enter into a closing transaction.

     MARGIN. If a fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve borrowing by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. Certain funds may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a fund's net assets which may be subject to a hedge position.


     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which a fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to

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close out a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If a fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the fund, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the fund. Alternatively, the fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the fund.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by a fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the fund receives no interest payments in cash on the security during the year.

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     LEVERAGING. Certain funds may borrow money from a bank to seek to enhance capital appreciation by leveraging its investments through purchasing securities with borrowed funds. The fund will maintain asset coverage with respect to any borrowings in accordance with the Investment Company Act. Leveraging the fund's investments has speculative characteristics.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.


     A shareholder in a fund, by investing in REITs indirectly through a fund, will bear not only his proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.


     INVERSE FLOATERS. Certain funds may invest a portion of their assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. The value of some inverse floaters may also increase or decrease substantially because of changes in the rate of pre-payments.

     LOANS OF PORTFOLIO SECURITIES. A fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. The fund employs an agent to implement the securities lending program and the agent receives a fee from the fund for its services.

     A fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the United States Securities and Exchange Commission ("SEC") thereunder, which currently require that (i) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the fund at any time; and (iv) the fund receives a reasonable return on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the fund will retain the right to call any security in anticipation of a vote that its investment adviser deems material to the security on loan.

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     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the fund's investment adviser to be creditworthy and when, in the judgment of the investment adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by a fund's board of trustees/directors. The fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.


     BORROWING. Certain funds may borrow money from banks in an amount up to 33 1/3% of their total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The funds may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. These funds will only borrow when the Investment Adviser believes that such borrowings will benefit these funds after taking into account considerations such as interest income and possible gains or losses upon liquidation. The funds will maintain asset coverage in accordance with the Investment Company Act.

     Borrowing by the funds creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. The use of leverage also may cause the funds to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

     In general, the funds may not issue any class of senior security, except that the funds may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all funds borrowings and in the event such asset coverage falls below 300% the funds will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the funds earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, certain funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time a fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A fund will also establish a segregated account on the fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. Certain funds may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Adviser determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the fund will also establish a segregated account on the fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.


     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. Certain funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a fund from disposing of them promptly at reasonable prices. The fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


     Rule 144A permits a fund to sell restricted securities to qualified institutional buyers without limitation. A fund's investment adviser, pursuant to procedures adopted by its trustees/directors, will make a determination as to the liquidity of each restricted security purchased by the fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities." However, investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent the fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     PRIVATE INVESTMENTS IN PUBLIC EQUITY. Certain funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

     LIMITED PARTNERSHIPS. A limited partnership interest entitles certain funds to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.


     CONVERTIBLE SECURITIES. Certain funds may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a fund at varying price levels above their investment values and/or their conversion values in keeping with a fund's objective.

     A portion of a fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Certain funds may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The funds may invest in any class of CMO.

     Certain mortgage-backed securities in which the funds may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the funds could sustain a loss.

     In addition, the funds may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     Certain funds may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.


     COMMERCIAL MORTGAGE BACKED SECURITIES. Certain funds may invest in Commercial Mortgage Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     CMBS are subject to credit risk and prepayment risk. The funds invest in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

     EXCHANGEABLE AND SYNTHETIC CONVERTIBLES. Certain funds may invest a portion of their assets in "synthetic" convertible securities and "exchangeable" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" and "exchangeable" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

     There are also special risks associated with a portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.


     STRUCTURED PRODUCTS. Certain funds may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with the fund's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

     Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The fund will use structured notes consistent with its investment objectives and policies.

     The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the fund's illiquidity to the extent that the fund, at a particular point in time, may be unable to find qualified buyers for these securities.

     Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

     SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


     The swaps in which a fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. A fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of a fund. A fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a fund's risk of loss consists of the net amount of interest payments that a fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction.

     Certain funds may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the fund may otherwise invest. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

     Certain funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the fund, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

     A fund entering into credit default swaps will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If a fund's investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a fund would be less favorable than it would have been if this investment technique were not used.

     UNIT OFFERINGS. Certain funds may purchase units which combine debt securities with equity securities and/or warrants.

     STRIPPED MORTGAGE-BACKED SECURITIES. Certain funds may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of mortgage assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

     ASSET-BACKED SECURITIES. Certain funds may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A fund may invest in any type of asset-backed security.

     Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


     SHORT SALES. Certain funds may invest in short sales. A short sale is a transaction in which a fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the fund arranges through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the fund replaces the borrowed securities. A fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by a fund involve certain risks and special considerations. If the fund's investment adviser incorrectly predicts that the price of the borrowed security will decline, a fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

     WARRANTS AND SUBSCRIPTION RIGHTS. Certain funds may acquire warrants and subscription rights. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


     OTHER INVESTMENT VEHICLES. Certain funds may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which a fund may participate in certain foreign securities markets. A fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the fund would continue to pay its own investment advisory and administration fees and other expenses. As a result, the fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio except in the case of borrowing and investments in illiquid securities.


The Fund will:

     1. Seek to maximize total investment return.

The Fund MAY not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to a Fund's investments in the mutual fund industry by virtue of its investments in the Underlying Funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     2. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.


     3. Purchase or sell real estate or interests therein, although the Fund may purchase Underlying Funds which purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.


     4. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

     5. Engage in the underwriting of securities, except insofar as the Fund or an Underlying Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by
(i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

     7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchasing agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

     In addition, as a non-fundamental policy, which may be changed with Board approval and without shareholder vote, the Fund may not make short sales of securities, except short sales against the box.

     The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.


     Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Fund may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the STATEMENT OF ADDITIONAL INFORMATION of that Underlying Fund.


D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees, and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:


     - complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

     - top 10 (or top 15) holdings monthly with a minimum 15 business day lag.


     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.


     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:


NAME                                       INFORMATION DISCLOSED     FREQUENCY(1)                    LAG TIME
----------------------------------------   ---------------------   -----------------   -----------------------------------
SERVICE PROVIDERS

Institutional Shareholder Services (ISS)   Complete portfolio
   (proxy voting agent)(*)                 holdings                Twice a month                       (2)

FT Interactive Data Pricing Service        Complete portfolio
   Provider(*)                             holdings                As needed                           (2)

Morgan Stanley Trust(*)                    Complete portfolio      As needed                           (2)
                                           holdings

The Bank of New York(*)                    Complete portfolio      As needed                           (2)
                                           holdings

FUND RATING AGENCIES
Lipper(*)                                  Top ten and complete    Quarterly basis     Approximately 15 days after quarter
                                           portfolio holdings                          end and approximately 30 days after
                                                                                       quarter end

Morningstar(**)                            Top ten and complete    Quarterly basis     Approximately 15 days after quarter
                                           portfolio holdings                          end and approximately 30 days after
                                                                                       quarter end

Standard & Poor's(*)                       Complete portfolio      Quarterly basis     Approximately 15 day lag
                                           holdings

Investment Company Institute(**)           Top ten portfolio       Quarterly basis     Approximately 15 days after quarter
                                           holdings                                    end

CONSULTANTS AND ANALYSTS
Americh Massena & Associates, Inc.(*)      Top ten and complete    Quarterly basis(5)  Approximately 10-12 days after
                                           portfolio holdings                          quarter end

Bloomberg(**)                              Complete portfolio      Quarterly basis     Approximately 30 days after quarter
                                           holdings                                    end

Callan Associates(*)                       Top ten and complete    Monthly and         Approximately 10-12 days after
                                           portfolio holdings      quarterly basis,    month/quarter end
                                                                   respectively(5)

Cambridge Associates(*)                    Top ten and complete    Quarterly basis(5)  Approximately 10-12 days after
                                           portfolio holdings                          quarter end

Citigroup(*)                               Complete portfolio      Quarterly basis(5)  At least one day after quarter end
                                           holdings

Credit Suisse First Boston(*)              Top ten and complete    Monthly and         Approximately 10-12 days after
                                           portfolio holdings      quarterly basis,    month/quarter end
                                                                   respectively

CTC Consulting, Inc.(**)                   Top ten and complete    Quarterly basis     Approximately 15 days after quarter
                                           portfolio holdings                          end and approximately 30 days after
                                                                                       quarter end, respectively

Evaluation Associates(*)                   Top ten and complete    Monthly and         Approximately 10-12 days after
                                           portfolio holdings      quarterly basis,    month/quarter end
                                                                   respectively(5)

Fund Evaluation Group(**)                  Top ten portfolio       Quarterly basis     At least 15 days after quarter end
                                           holdings(3)

NAME                                       INFORMATION DISCLOSED     FREQUENCY(1)                    LAG TIME
----------------------------------------   ---------------------   -----------------   -----------------------------------
Jeffrey Slocum & Associates(*)             Complete portfolio      Quarterly basis(5)  Approximately 10-12 days after
                                           holdings(4)                                 quarter end

Hammond Associates(**)                     Complete portfolio      Quarterly basis     At least 30 days after quarter end
                                           holdings(4)

Hartland & Co.(**)                         Complete portfolio      Quarterly basis     At least 30 days after quarter end
                                           holdings(4)

Hewitt Associates(*)                       Top ten and complete    Monthly and         Approximately 10-12 days after
                                           portfolio holdings      quarterly basis,    month/quarter end
                                                                   respectively(5)

Merrill Lynch(*)                           Top ten and complete    Monthly and         Approximately 10-12 days after
                                           portfolio holdings      quarterly basis,    month/quarter end
                                                                   respectively(5)

Mobius(**)                                 Top ten portfolio       Monthly basis       At least 15 days after month end
                                           holdings(3)

Nelsons(**)                                Top ten portfolio       Quarterly basis     At least 15 days after quarter end
                                           holdings(3)

Prime Buchholz & Associates, Inc.(**)      Complete portfolio      Quarterly basis     At least 30 days after quarter end
                                           holdings(4)

PSN(**)                                    Top ten portfolio       Quarterly basis     At least 15 days after quarter end
                                           holdings(3)

PFM Asset Management LLC(*)                Top ten and complete    Quarterly basis(5)  Approximately 10-12 days after
                                           portfolio holdings                          quarter end

Russell Investment Group/Russell/
   Mellon Analytical Services, Inc.(**)    Top ten and complete    Monthly and         At least 15 days after month end
                                           portfolio holdings      quarterly basis     and at least 30 days after quarter
                                                                                       end, respectively

Stratford Advisory Group, Inc.(*)          Top ten portfolio       Quarterly basis(5)  Approximately 10-12 days after
                                           holdings(6)                                 quarter end

Thompson Financial(**)                     Complete portfolio      Quarterly basis     At least 30 days after quarter end
                                           holdings(4)

Watershed Investment Consultants,          Top ten and complete    Quarterly basis(5)  Approximately 10-12 days after
   Inc.(*)                                 portfolio holdings                          quarter end

Yanni Partners(**)                         Top ten portfolio       Quarterly basis     At least 15 days after quarter end
                                           holdings(3)

FUND ANALYTICS PROVIDERS
Fact Set(*)                                Complete portfolio      Daily               One day
                                           holdings


----------
(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2) Information will typically be provided on a real time basis or as soon thereafter as possible.

(3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.


(4) Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.


(5)  This information will also be provided upon request from time to time.

(6) Complete portfolio holdings will also be provided upon request from time to time.


     In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).


     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor, or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.


     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

     INDEPENDENT TRUSTEES. The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31,
2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

INDEPENDENT TRUSTEES:



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
                               POSITION(S)   LENGTH OF                                  OVERSEEN BY
  NAME, AGE AND ADDRESS OF      HELD WITH       TIME    PRINCIPAL OCCUPATION(S) DURING  INDEPENDENT  OTHER DIRECTORSHIPS HELD BY
   INDEPENDENT TRUSTEE         REGISTRANT     SERVED*            PAST 5 YEARS             TRUSTEE        INDEPENDENT TRUSTEE
---------------------------  --------------  ---------  ------------------------------  -----------  ---------------------------
Frank L. Bowman (62)         Trustee         Since      President and Chief Executive       --       Director of the National
c/o Kramer Levin Naftalis &                  August     Officer of the Nuclear Energy                Energy Foundation, the U.S.
Frankel LLP                                  2006       Institute (policy                            Energy Association, the
Counsel to the                                          organization) (since February                American Council for
Independent Trustees                                    2005); Director or Trustee of                Capital Formation and the
1177 Avenue of the                                      various Retail and                           Armed Services YMCA of the
Americas                                                Institutional Funds (since                   USA.
New York, NY 10036                                      August 2006); formerly
                                                        variously, Admiral in the U.S.
                                                        Navy, Director of Naval
                                                        Nuclear Propulsion Program and
                                                        Deputy Administrator -- Naval
                                                        Reactors in the National
                                                        Nuclear Security
                                                        Administration at the U.S.
                                                        Department of Energy
                                                        (1996-2004), Honorary Knight
                                                        Commander of the Most
                                                        Excellent Order of the British
                                                        Empire.

Michael Bozic (66)           Trustee         Since      Private investor; Chairperson       --       Director of various
c/o Kramer Levin Naftalis &                  April      of the Valuation, Insurance                  business organizations.
Frankel LLP Counsel to                       1994       and Compliance Committee
the Independent Trustees                                (since October 2006); Director
1177 Avenue of the                                      or Trustee of the Retail Funds
Americas New York,                                      (since April 1994) and the
NY 10036                                                Institutional Funds (since
                                                        July 2003); formerly
                                                        Chairperson of the Insurance
                                                        Committee (July 2006-September
                                                        2006), Vice Chairman of Kmart
                                                        Corporation (December
                                                        1998-October 2000), Chairman
                                                        and Chief Executive Officer of
                                                        Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May
                                                        1991-July 1995); variously
                                                        Chairman, Chief Executive
                                                        Officer, President and Chief
                                                        Operating Officer (1987-1991)
                                                        of the Sears Merchandise Group
                                                        of Sears, Roebuck & Co.


----------

* This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
                               POSITION(S)   LENGTH OF                                  OVERSEEN BY
  NAME, AGE AND ADDRESS OF      HELD WITH       TIME    PRINCIPAL OCCUPATION(S) DURING  INDEPENDENT  OTHER DIRECTORSHIPS HELD BY
   INDEPENDENT TRUSTEE         REGISTRANT     SERVED*            PAST 5 YEARS             TRUSTEE        INDEPENDENT TRUSTEE
---------------------------  --------------  ---------  ------------------------------  -----------  ---------------------------
Kathleen A. Dennis (53)      Trustee         Since      President, Cedarwood                --       None.
c/o Kramer Levin Naftalis &                  August     Associates (mutual fund
Frankel LLP                                  2006       consulting) (since July 2006);
Counsel to the                                          Chairperson of the Money
Independent Trustees                                    Market and Alternatives
1177 Avenue of the                                      Sub-Committee of the
Americas                                                Investment Committee (since
New York, NY 10036                                      October 2006) and Director or
                                                        Trustee of various Retail
                                                        Funds and Institutional Funds
                                                        (since August 2006); formerly,
                                                        Senior Managing Director of
                                                        Victory Capital Management
                                                        (1993-2006).

Dr. Manuel H. Johnson (57)   Trustee         Since      Senior Partner, Johnson Smick       --       Director of NVR, Inc. (home
c/o Johnson Smick                            July 1991  International, Inc.                          construction); Director of
Group, Inc.                                             (consulting firm); Chairperson               KFX Energy; Director of RBS
888 16th Street, N.W.                                   of the Investment Committee                  Greenwich Capital Holdings
Suite 740                                               (since October 2006) and                     (financial holding
Washington, D.C. 20006                                  Director or Trustee of the                   company).
                                                        Retail Funds (since July 1991)
                                                        and the Institutional Funds
                                                        (since July 2003); Co-Chairman
                                                        and a founder of the Group of
                                                        Seven Council (G7C)
                                                        (international economic
                                                        commission); formerly
                                                        Chairperson of the Audit
                                                        Committee (July 1991-September
                                                        2006); Vice Chairman of the
                                                        Board of Governors of the
                                                        Federal Reserve System and
                                                        Assistant Secretary of the
                                                        U.S. Treasury.

Joseph J. Kearns (64)        Trustee         Since      President, Kearns & Associates     --_       Director of Electro Rent
c/o Kearns & Associates                      August     LLC (investment consulting);                 Corporation (equipment
LLC                                          1994       Chairperson of the Audit                     leasing), The Ford Family
PMB754                                                  Committee (since October 2006)               Foundation and the UCLA
23852 Pacific Coast                                     and Director or Trustee of the               Foundation.
Highway                                                 Retail Funds (since July 2003)
Malibu, CA 90265                                        and the Institutional Funds
                                                        (since August 1994); formerly
                                                        Deputy Chairperson of the
                                                        Audit Committee (July
                                                        2003-September 2006) and
                                                        Chairperson of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July
                                                        2003); formerly CFO of the J.
                                                        Paul Getty Trust.

Michael F. Klein (48)        Trustee         Since      Chief Operating Officer and         --       Director of certain
c/o Kramer Levin Naftalis &                  August     Managing Director, Aetos                     investment funds managed or
Frankel LLP                                  2006       Capital, LLC (since March                    sponsored by Aetos Capital,
Counsel to the                                          2000); Chairperson of the                    LLC.
Independent Trustees                                    Fixed-Income Sub-Committee of
1177 Avenue of the                                      the Investment Committee
Americas                                                (since October 2006) and
New York, NY 10036                                      Director or Trustee of various
                                                        Retail Funds and Institutional
                                                        Funds (since August 2006);
                                                        formerly Managing Director,
                                                        Morgan Stanley & Co. Inc. and
                                                        Morgan Stanley Dean Witter
                                                        Investment Management,
                                                        President, Morgan Stanley
                                                        Institutional Funds (June
                                                        1998-March 2000) and
                                                        Principal, Morgan Stanley &
                                                        Co. Inc. and Morgan Stanley
                                                        Dean Witter Investment
                                                        Management (August
                                                        1997-December 1999).


----------

* This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
                               POSITION(S)   LENGTH OF                                  OVERSEEN BY
 NAME, AGE AND ADDRESS OF       HELD WITH       TIME    PRINCIPAL OCCUPATION(S) DURING  INDEPENDENT  OTHER DIRECTORSHIPS HELD BY
   INDEPENDENT TRUSTEE         REGISTRANT     SERVED*            PAST 5 YEARS             TRUSTEE        INDEPENDENT TRUSTEE
---------------------------  --------------  ---------  ------------------------------  -----------  ---------------------------
Michael E. Nugent (70)       Chairman of     Chairman   General Partner of Triumph          --       None.
c/o Triumph Capital, L.P.    the Board and   of the     Capital, L.P., a private
445 Park Avenue              Trustee         Boards     investment partnership;
New York, NY 10022                           since      Chairman of the Boards of the
                                             July 2006  Retail Funds and Institutional
                                             and        Funds (since July 2006),
                                             Trustee    Director or Trustee of the
                                             since      Retail Funds (since July 1991)
                                             July 1991  and the Institutional Funds
                                                        (since July 2001); formerly
                                                        Chairperson of the Insurance
                                                        Committee (until July 2006);
                                                        Vice President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

W. Allen Reed (59)           Trustee         Since      Chairperson of the Equity           --       Director of GMAC (financial
c/o Kramer Levin Naftalis &                  August     Sub-Committee of the                         services), GMAC Insurance
Frankel LLP                                  2006       Investment Committee (since                  and Temple-Inland
Counsel to the                                          October 2006) and Director or                Industries (packaging,
Independent Trustees                                    Trustee (since August 2006) of               banking and forrest
1177 Avenue of the                                      various Retail Funds and                     products); member of the
Americas                                                Institutional Funds; President               Board of Morgan Stanley
New York, NY 10036                                      and CEO of General Motors                    Capital International
                                                        Asset Management; Chairman and               Editorial Board; Director
                                                        Chief Executive Officer of the               of Legg Mason and Director
                                                        GM Trust Bank and Corporate                  of various investment fund
                                                        Vice President of General                    advisory boards.
                                                        Motors Corporation (July
                                                        1994-December 2005).

Fergus Reid (74)             Trustee         Since      Chairman of Lumelite Plastics       --       Trustee and Director of
c/o Lumelite Plastics                        June 1992  Corporation; Chairperson of                  certain investment
Corporation                                             the Governance Committee and                 companies in the JPMorgan
85 Charles Colman Blvd.                                 Director or Trustee of the                   Funds complex managed by
Pawling, NY 12564                                       Retail Funds (since July 2003)               J.P. Morgan Investment
                                                        and the Institutional Funds                  Management Inc.
                                                        (since June 1992).


----------

* This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

     The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2006) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEE:



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
                               POSITION(S)   LENGTH OF                                  OVERSEEN BY
  NAME, AGE AND ADDRESS OF      HELD WITH       TIME    PRINCIPAL OCCUPATION(S) DURING   INTERESTED   OTHER DIRECTORSHIPS HELD BY
    INTERESTED TRUSTEE         REGISTRANT     SERVED*            PAST 5 YEARS             TRUSTEE         INTERESTED TRUSTEE
---------------------------  --------------  ---------  ------------------------------  -----------  ---------------------------
James F. Higgins (58)        Trustee         Since      Director or Trustee of the          --       Director of AXA Financial,
c/o Morgan Stanley Trust                     June 2000  Retail Funds (since June 2000)               Inc. and The Equitable Life
Harborside Financial                                    and the Institutional Funds                  Assurance Society of the
Center                                                  (since July 2003); Senior                    United States (financial
Plaza Two                                               Advisor of Morgan Stanley                    services).
Jersey City, NJ 07311                                   (since August 2000).


----------


* This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

EXECUTIVE OFFICERS:



                                POSITION(S)    LENGTH OF
 NAME, AGE AND ADDRESS OF        HELD WITH        TIME     PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT      SERVED*             PAST 5 YEARS
---------------------------   --------------   ---------   ------------------------------
Ronald E. Robison (68)        President and    President   President (since September
1221 Avenue of the Americas   Principal        since       2005) and Principal Executive
New York, NY 10020            Executive        September   Officer (since May 2003) of
                              Officer          2005 and    funds in the Fund Complex;
                                               Principal   President (since September
                                               Executive   2005) and Principal Executive
                                               Officer     Officer (since May 2003) of
                                               since May   the Van Kampen Funds; Managing
                                               2003        Director, Director and/or
                                                           Officer of the Investment
                                                           Adviser and various entities
                                                           affiliated with the Investment
                                                           Adviser; Director of Morgan
                                                           Stanley SICAV (since May
                                                           2004). Formerly, Executive
                                                           Vice President (July 2003 to
                                                           September 2005) of funds in
                                                           the Fund Complex and the Van
                                                           Kampen Funds; President and
                                                           Director of the Institutional
                                                           Funds (March 2001 to July
                                                           2003); Chief Administrative
                                                           Officer of Morgan Stanley
                                                           Investment Management Advisors
                                                           Inc.; Chief Administrative
                                                           Officer of Morgan Stanley
                                                           Services Company Inc.

J. David Germany (52)         Vice President   Since       Managing Director and (since
Morgan Stanley Investment                      February    December 2005) Chief
Management Limited                             2006        Investment Officer -- Global
25 Cabot Square                                            Fixed Income of Morgan Stanley
Canary Wharf, London                                       Investment Management;
United Kingdom E144QA                                      Managing Director and Director
                                                           of Morgan Stanley Investment
                                                           Management Limited; Vice
                                                           President of the Retail and
                                                           Institutional Funds (since
                                                           February 2006).

Dennis F. Shea (53)           Vice President   Since       Managing Director and (since
1221 Avenue of the Americas                    February    February 2006) Chief
New York, NY 10020                             2006        Investment Officer -- Global
                                                           Equity of Morgan Stanley
                                                           Investment Management; Vice
                                                           President of the Retail and
                                                           Institutional Funds (since
                                                           February 2006). Formerly,
                                                           Managing Director and Director
                                                           of Global Equity Research at
                                                           Morgan Stanley.

Barry Fink (52)
1221 Avenue of the Americas   Vice President   Since       Managing Director and General
New York, NY 10020                             February    Counsel of Morgan Stanley
                                               1997        Investment Management;
                                                           Managing Director of the
                                                           Investment Adviser and various
                                                           entities affiliated with the
                                                           Investment Adviser; Vice
                                                           President of the Retail Funds
                                                           and (since July 2003) the
                                                           Institutional Funds. Formerly,
                                                           Secretary, General Counsel
                                                           and/or Director of the
                                                           Investment Adviser and various
                                                           entities affiliated with the
                                                           Investment Adviser; Secretary
                                                           and General Counsel of the
                                                           Retail Funds.

Amy R. Doberman (44)
1221 Avenue of the Americas   Vice President   Since       Managing Director and General
New York, NY 10020                             July 2004   Counsel, U.S. Investment
                                                           Management of Morgan Stanley
                                                           Investment Management (since
                                                           July 2004); Vice President of
                                                           the Retail Funds and the
                                                           Institutional Funds (since
                                                           July 2004); Vice President of
                                                           the Van Kampen Funds (since
                                                           August 2004); Secretary (since
                                                           February 2006) and Managing
                                                           Director (since July 2004) of
                                                           the Investment Adviser and
                                                           various entities affiliated
                                                           with the Investment Adviser.
                                                           Formerly, Managing Director
                                                           and General Counsel --
                                                           Americas, UBS Global Asset
                                                           Management (July 2000 to July
                                                           2004).

Carsten Otto (43)
1221 Avenue of the Americas   Chief            Since       Managing Director and U.S.
New York, NY 10020            Compliance       October     Director of Compliance for
                              Officer          2004        Morgan Stanley Investment
                                                           Management (since October
                                                           2004); Managing Director and
                                                           Chief Compliance Officer of
                                                           Morgan Stanley Investment
                                                           Management. Formerly,
                                                           Assistant Secretary and
                                                           Assistant General Counsel of
                                                           the Retail Funds.


----------

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                POSITION(S)    LENGTH OF
 NAME, AGE AND ADDRESS OF        HELD WITH        TIME     PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT      SERVED*             PAST 5 YEARS
---------------------------   --------------   ---------   ------------------------------
Stefanie V. Chang Yu (40)     Vice President   Since       Executive Director of the
1221 Avenue of the Americas                    December    Investment Adviser and various
New York, NY 10020                             1997        entities affiliated with the
                                                           Investment Adviser; Vice
                                                           President of the Retail Funds
                                                           (since July 2002) and the
                                                           Institutional Funds (since
                                                           December 1997). Formerly,
                                                           Secretary of various entities
                                                           affiliated with the Investment
                                                           Adviser.

Francis J. Smith (41)         Treasurer and    Treasurer   Executive Director of the
c/o Morgan Stanley Trust      Chief            since       Investment Adviser and various
Harborside Financial Center   Financial        July 2003   entities affiliated with the
Plaza Two                     Officer          and Chief   Investment Adviser; Treasurer
Jersey City, NJ 07311                          Financial   and Chief Financial Officer of
                                               Officer     the Retail Funds (since July
                                               since       2003). Formerly, Vice
                                               September   President of the Retail Funds
                                               2002        (September 2002 to July 2003).

Mary E. Mullin (39)           Secretary        Since       Executive Director of the
1221 Avenue of the Americas                    June 1999   Investment Adviser and various
New York, NY 10020                                         entities affiliated with the
                                                           Investment Adviser; Secretary
                                                           of the Retail Funds (since
                                                           July 2003) and the
                                                           Institutional Funds (since
                                                           June 1999).


----------

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2006, is set forth in the table below.



                                                        AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES
                                                       IN ALL REGISTERED INVESTMENT
                          DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE
                          SECURITIES IN THE FUND    IN FAMILY OF INVESTMENT COMPANIES
NAME OF TRUSTEE         (AS OF DECEMBER 31, 2006)       (AS OF DECEMBER 31, 2006)
---------------------   -------------------------   ---------------------------------
INDEPENDENT:
Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Dr. Manuel H. Johnson
Joseph J. Kearns(1)
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid(1)

INTERESTED:
James F. Higgins


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was of $_____ and $_____, respectively, pursuant to the deferred compensation plan.


     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees:(1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the fund's primary areas of investment, namely equities, fixed-income and alternatives, as detailed below. Four of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.


     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended September 30, 2006, the Audit Committee held _____ meetings.

     The members of the Audit Committee of the Fund are currently Frank L. Bowman, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person", as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The Chairperson of the Audit Committee is Joseph J. Kearns.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended September 30, 2006, the Governance Committee held ___ meetings.


     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus
Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Michael Bozic, Manuel H. Johnson and James F. Higgins. Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee was formed in October 2006.

     The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

     The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

     (1) Equity - W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

     (2) Fixed-Income - Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

     (3) Money Market and Alternatives - Kathleen A. Dennis (Chairperson), James
F. Higgins, and Joseph J. Kearns.

     The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

     There were __ meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2006. The Independent Trustees of the Fund also met ___ times during that time, in addition to the __ meetings of the full Board.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the

Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION


     Each Independent Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the Funds.

     Prior to October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee receive an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A. Fiumefreddo received an annual retainer fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives an annual retainer fee of $360,000 for his services as Chairman.


     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended September 30, 2006 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2006. During the calendar year ended December 31, 2006, the structure and membership of the Committees have changed. Therefore, Committees referenced in the footnotes to the compensation table in this section may no longer exist, and/or the Trustees may no longer serve on the committees noted in the footnotes to the table.

                                  COMPENSATION


                                                   NUMBER OF
                                               PORTFOLIOS IN THE
                                                  FUND COMPLEX         TOTAL
                                   TOTAL         FROM WHICH THE     COMPENSATION
                                COMPENSATION    TRUSTEE RECEIVED   FROM THE FUND
                               FROM THE FUND      COMPENSATION        COMPLEX
                               -------------   -----------------   -------------
NAME OF INDEPENDENT TRUSTEE:
Frank L. Bowman                     None
Michael Bozic                       None
Kathleen A. Dennis                  None
Dr. Manuel H. Johnson               None
Joseph J. Kearns                    None
Michael F. Klein                    None
Michael E. Nugent                   None
W. Allen Reed                       None
Fergus Reid                         None

NAME OF INTERESTED TRUSTEE:
James F. Higgins                    None


----------


[Footnotes to follow]

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2006, and the estimated retirement benefits for the Independent Trustees, from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.



                              RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL BENEFITS UPON
                                       FUND EXPENSES                    RETIREMENT(1)
                                      BY ALL ADOPTING                 FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                FUNDS                            FUNDS
---------------------------   ------------------------------   ------------------------------
Michael Bozic
Manuel H. Johnson
Michael E. Nugent


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class C shares of the Fund as of January __, 2007:

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund did not pay a management fee to the Investment Adviser. However, the Fund, through its investments in the Underlying Funds, paid its pro rata share of the investment management fees paid by the Underlying Funds.


     Effective November 1, 2004, the Board of Trustees approved amending and restating the Management Agreement to remove the administration services component from the management agreement (the "Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator") a wholly owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement (the "Administration Agreement") entered into by the Fund with the Administrator. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser. As was the case under the Management Agreement, pursuant to the Advisory Agreement and the Administration Agreement, the Fund does not pay an advisory fee to the Investment Adviser or an administrative fee to the Administrator, although the Fund, through its investments in an Underlying Fund will pay its pro rata share of the advisory and administrative fees paid by the Underlying Fund.

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services remain the same. Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of Fund shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the shares of the Fund, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of Fund shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and the Fund's shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund, a Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR


     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of Fund shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund, each Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.


     The Investment Advisory Agreement will remain in effect from year to year provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class of the Fund, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended September 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                 2006             2005                2004
                             -----------   -----------------   -----------------
Class A                       FSCs:(1) $    FSCs:(1) $18,218    FSCs:(1) $35,137
                             CDSCs:    $   CDSCs:    $     0   CDSCs:    $     0
Class B                      CDSCs:    $   CDSCs:    $58,351   CDSCs:    $53,044
Class C                      CDSCs:    $   CDSCs:    $ 1,286   CDSCs:    $   730


----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts $______ payable to the Distributor under the Plan, during the fiscal year ended September 30, 2006. This amount is equal to 1.00% of the average daily net assets of Class B shares of the Fund for the fiscal year. Class A shares of the Fund accrued $______ payable to the Distributor under the Plan during the fiscal year ended September 30, 2006. This amounts is equal to ___% of the average daily net assets of Class A shares of the Fund for the fiscal year. With respect to Class C shares, the Fund accrued $______ under the Plan, during the fiscal year ended September 30, 2006. This amount is equal to ___%, of the average daily net assets of Class C shares of the Fund for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares of the Fund, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

     With respect to Class B shares of the Fund, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

     With respect to Class C shares of the Fund, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and, commencing in the 13th month after the sale of such Class C shares, an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each class of the Fund paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2006 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $______ on behalf of Class B shares of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) ____% ($______) -- advertising and promotional expenses; (ii) ____% ($______) -- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) ____% ($______) -- other expenses, including the gross sales credit and the carrying charge, of which ____% ($______) represents carrying charges, ____% ($______) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and ____% ($______) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2006 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of each Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. With respect to Class B shares of the Fund, the Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund Class B shares, totaled $_______ as of September 30, 2006 (the end of the Fund's fiscal year). This amount was equal to ____% of the net assets of Class B shares of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.


     In the case of the Fund's Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. [The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2006.] No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan as to the Fund, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the

12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The Bank of New York, One Wall Street, New York, NY 10286, is the Custodian of the Fund's assets. The Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     ___________________, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.


(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT


     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

     As of September 30, 2006, Joseph McAlinden managed ___ mutual funds with a total of approximately $____ million in assets; ___ pooled investment vehicles other than mutual funds; and ___ other accounts.


     Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

     PORTFOLIO MANAGER COMPENSATION STRUCTURE


     The portfolio manager receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:


     -    Cash Bonus.

     - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

     - INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.


     - VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in a fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     -    Contribution to the business objectives of the Investment Adviser.

     -    The dollar amount of assets managed by the portfolio manager.

     -    Market compensation survey research by independent third parties.

     -    Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGER

     [As of September 30, 2006, Joseph McAlinden [to follow]]


H. CODES OF ETHICS


     The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.


I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM"). The following is a summary of MSIM's Proxy Voting Policy ("Proxy Policy").

     MSIM uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, MSIM has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that MSIM will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that MSIM will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. MSIM may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.


     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     -    Generally, routine proposals will be voted in support of management.

     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.


     - MSIM will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - MSIM will vote against certain non-routine proposals (i.e., unreasonable capitalization changes requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), notwithstanding management support.

     - MSIM will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     - MSIM will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     - MSIM will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment adviser, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent MSIM's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.


CONFLICTS OF INTEREST


     If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.


THIRD PARTIES


     To assist in its responsibility for voting proxies, MSIM may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to MSIM by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While MSIM may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, Institutional Shareholder Services provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.


FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. REVENUE SHARING


     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.
The amount of these payments may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:


     (1) On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans. Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*


     (2) On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3) On Class A, B and C shares (except on shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions):

          -    An amount up to 0.11% of gross sales of such shares; and

          - An annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares (with respect to Morgan Stanley DW, this amount is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion).

     (4) An annual fee in an amount up to 0.20% of the value of Fund shares held through certain 401(k) platforms, including platforms in Morgan Stanley Corporate Retirement Solutions.


     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

----------
* Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund and arranges for the execution of portfolio security transactions on behalf of the Fund. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur any brokerage commission expenses. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.


     For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund did not pay any brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended September 30, 2004, 2005 and 2006, the Fund did not effect any principal transactions with Morgan Stanley DW.


     While the Fund does not anticipate that it will incur any brokerage commissions, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.


     The Fund did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended September 30, 2004, 2005 and 2006.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be of benefit to the Investment Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies.

D. DIRECTED BROKERAGE


     During the fiscal year ended September 30, 2006, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended September 30, 2006, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At September 30, 2005, the Fund did not own any securities issued by any of these issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest of the Fund. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how the shares of the Fund are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW, and other authorized dealers as described in Section "V. Investment Advisory and Other Services -- E. Rule 12b-1 Plan." The price of the Fund's shares, called "net asset value," is based on the value of the Fund's securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees. For more information on how the net asset value of an Underlying Fund is calculated please see the "Pricing Fund Shares" section of the Fund's PROSPECTUS and the "Pricing Fund Shares" section of the Underlying Funds' prospectuses.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when invests in forward foreign currency exchange contracts, options, futures transactions and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, certain funds may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though such funds receive no payments in cash on the security during the year. To the extent that any fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the fund level. Such distributions will be made from the available cash of the fund or by liquidation of fund securities if necessary. If a distribution of cash necessitates the liquidation of fund securities, the Investment Adviser will select which securities to sell. A fund may realize a gain or loss from such sales. In the event a fund realizes net capital gains from such transactions, the Fund and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

     Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.


     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund will withhold these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2008. Distributions attributable to gains from "U.S. real property interests" (including gains from the disposition of certain U.S. real property holding corporation, which may include certain REITs and capital gains distributions from REITs) will generally be subject to federal withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


     Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2011. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of shares of the Fund and reinvests in shares of the Fund or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The shares of the Fund are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------


        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2006



          INCEPTION
             DATE:    1 YEAR   5 YEARS   LIFE OF FUND
          ---------   ------   -------   ------------
Class A    11/25/97      %        %            %
Class B    11/25/97      %        %            %
Class C    11/25/97      %        %            %
Class D    11/25/97      %        %            %



          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2006



          INCEPTION
             DATE:    1 YEAR   5 YEARS   LIFE OF FUND
          ---------   ------   -------   ------------
Class A    11/25/97      %        %            %
Class B    11/25/97      %        %            %
Class C    11/25/97      %        %            %
Class D    11/25/97      %        %            %



          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2006



          INCEPTION
             DATE:    1 YEAR   5 YEARS   LIFE OF FUND
          ---------   ------   -------   ------------
Class A    11/25/97      %        %            %
Class B    11/25/97      %        %            %
Class C    11/25/97      %        %            %
Class D    11/25/97      %        %            %

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDED SEPTEMBER 30, 2006



                                               INCEPTION
CALCULATION METHODOLOGY                           DATE:    1 YEAR   5 YEARS   LIFE OF FUND
-----------------------                        ---------   ------   -------   ------------
After taxes on distributions                    11/25/97      %         %           %
After taxes on distributions and redemptions    11/25/97      %         %           %


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The Fund's audited financial statements for the fiscal year ended September 30, 2006, including notes thereto and the report of ________________ are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


XIII. FUND COUNSEL
--------------------------------------------------------------------------------

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

APPENDIX A
--------------------------------------------------------------------------------

                   MORE INFORMATION ABOUT THE UNDERLYING FUNDS


     The following provides a concise description of the investment objective and main investments of each potential Underlying Fund contemplated for investment by the Fund as of the date of this Statement of Additional Information. FOR MORE INFORMATION ABOUT THESE FUNDS, SEE THE PROSPECTUSES OF THE UNDERLYING FUNDS. THESE DESCRIPTIONS ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS WHICH ARE AVAILABLE ON THE FUNDS' INTERNET WEBSITE, www.morganstanley.com.


MORGAN STANLEY RETAIL FUNDS*


MORGAN STANLEY FUND                       INVESTMENT OBJECTIVE                           MAIN INVESTMENTS
------------------------------   -------------------------------------   -----------------------------------------------
EQUITY

BLEND / CORE FUNDS

Dividend Growth Securities       Seeks to provide reasonable current     The fund will normally invest in the common
   (could also be listed under   income and long-term growth of income   stock of companies with a record of paying
   "Value")                      and capital.                            dividends and the potential for increasing
                                                                         dividends.

DOMESTIC HYBRID

Balanced Fund                    Seeks to provide capital growth with    Invests substantially in dividend-paying common
                                 reasonable current income.              stocks and securities convertible into common
                                                                         stocks and at least 25% of its assets in
                                                                         fixed-income securities.

Strategist Fund                  Seeks to maximize total return on its   Invests in equity securities, fixed-income
                                 investments.                            securities and money market instruments.

GLOBAL / INTERNATIONAL

European Equity Fund             Seeks to maximize the capital           Invests substantially in securities issued by
                                 appreciation of its investments.        issuers located in European countries.

Global Advantage Fund            Seeks long-term capital growth.         Invests primarily in equity securities of
                                                                         companies located throughout the world
                                                                         (including the U.S.). The fund's equity
                                                                         securities may include common stock, preferred
                                                                         stock, depositary receipts and/or convertible
                                                                         securities.

Global Dividend Growth           Seeks to provide reasonable current     Substantially invests in dividend-paying equity
   Securities                    income and long-term growth of income   securities of companies located in various
                                 and capital.                            countries around the world.

International Fund               Seeks long-term capital growth.         Invests primarily in a diversified portfolio of
                                                                         international common stocks and other equity
                                                                         securities.

International SmallCap Fund      Seeks long-term growth of capital.      Invests at least 80% of its assets in common
                                                                         stocks and other equity securities (including
                                                                         depositary receipts) of "small capitalization"
                                                                         companies located outside the United States.

International Value Equity       Seeks long-term capital appreciation.   Invests at least 80% of its assets in a
   Fund                                                                  diversified portfolio of common stocks and
                                                                         other equity securities, including depository
                                                                         receipts and securities convertible into common
                                                                         stock, of companies located outside of the
                                                                         United States.

Japan Fund                       Seeks long-term capital appreciation.   Invests at least 80% of its assets in common or
                                                                         preferred stocks (including depositary
                                                                         receipts) of companies that are located in
                                                                         Japan.

Pacific Growth Fund              Seeks to maximize the capital           Invests primarily in common stocks (including
                                 appreciation of its investments.        depositary receipts) and other securities of
                                                                         companies which have a principal place of
                                                                         business in, or which derive a majority of
                                                                         their revenues from business in, Asia,
                                                                         Australia or New Zealand.


----------
*    Advised by the Investment Adviser.

MORGAN STANLEY FUND                       INVESTMENT OBJECTIVE                           MAIN INVESTMENTS
------------------------------   -------------------------------------   -----------------------------------------------
GROWTH

Capital Opportunities Trust      Seeks long-term capital appreciation.   Invests primarily in common stocks of companies
                                                                         with market capitalizations, at the time of
                                                                         purchase, within the capitalization range of
                                                                         the companies comprising the Lipper Multi-Cap
                                                                         Growth Funds Index.

Developing Growth Securities     Seeks long-term capital growth.         Invests primarily in common stocks (including
   Trust                                                                 depositary receipts) and other equity
                                                                         securities.

Focus Growth Fund                Seeks long-term capital growth          Invests primarily in diversified portfolio of
                                 consistent with an effort to reduce     common stocks (including depositary receipts).
                                 volatility.

Special Growth Fund              Seeks capital appreciation.             Invests primarily in a diversified portfolio of
                                                                         common stocks and other equity securities of
                                                                         small companies with market capitalizations, at
                                                                         the time of purchase, within the capitalization
                                                                         range of securities comprising the Russell
                                                                         2000(R) Growth Index.

INDEX

Equally-Weighted S&P 500 Fund    Seeks to achieve a high level of        The fund invests in a diversified portfolio of
                                 total return on its assets through a    common stocks represented in the Standard &
                                 combination of capital appreciation     Poor's(R) 500 Composite Stock Price Index ("S&P
                                 and current income.                     500"). The fund generally invests in each stock
                                                                         included in the S&P 500 in approximately equal
                                                                         proportions.

Nasdaq-100 Index Fund            Seeks to provide investment results     Invests at least 80% of its assets in common
                                 that, before expenses, correspond to    stocks and other equity securities (which may
                                 the total return (i.e., the             include depository receipts) of companies
                                 combination of capital changes and      included in the Nasdaq-100 Index(R).
                                 income) of the Nasdaq-100 Index(R).

S&P 500 Index Fund               Seeks to provide investment results     Invests substantially in the common stocks of
                                 that, before expenses, correspond to    companies included in the S&P 500.
                                 the total return of the Standard &
                                 Poor's(R) 500 Composite Stock Price
                                 Index ("S&P 500").

Total Market Index Fund          Seeks to provide investment results     Normally invests at least 80% of its assets in
                                 that, before expenses, correspond to    stocks that are included in the Dow Jones
                                 the total return of the U.S. stock      Wilshire 5000 Composite Index.
                                 market as measured by the Dow Jones
                                 Wilshire 5000 Composite Index
                                 (formerly Wilshire 5000 Total Market
                                 Index).

SPECIALTY

Convertible Securities Trust     Seeks a high level of total return on   Primarily invests in convertible securities
                                 its assets through a combination of     such as bonds, preferred stocks and other
                                 current income and capital              securities that may be converted into a
                                 appreciation.                           prescribed amount of common stock at a
                                                                         prestated price.

Financial Services Trust         Seeks long-term capital appreciation.   Invests substantially in a diversified
                                                                         portfolio of common stocks and other equity
                                                                         securities of companies engaged in the
                                                                         financial services and related industries.

Health Sciences Trust            Seeks capital appreciation.             Substantially invests in common stocks
                                                                         (including depositary receipts) of health
                                                                         science companies throughout the world.

Technology Fund                  Seeks long-term capital appreciation.   Invests principally in common stocks and other
                                                                         equity securities issued by companies located
                                                                         throughout the world that rely exclusively on
                                                                         technology, science and communications in their
                                                                         product development or operations at the time
                                                                         of development.

MORGAN STANLEY FUND                       INVESTMENT OBJECTIVE                           MAIN INVESTMENTS
------------------------------   -------------------------------------   -----------------------------------------------
Natural Resource Development     Seeks capital growth.                   Invests substantially in common stocks of
   Securities                                                            domestic and foreign companies engaged in the
                                                                         natural resource and related businesses.

Real Estate Fund                 The fund seeks to provide high          Invests at least 80% of its assets in income
                                 current income and long-term capital    producing common stocks and other equity
                                 appreciation through investments        securities (which may include convertible
                                 primarily in companies in the real      securities) of companies that are principally
                                 estate industry.                        engaged in the U.S. real estate industry.

Utilities Fund                   Seeks to provide both capital           Substantially invests in common stocks and
                                 appreciation and current income.        other equity securities (including depositary
                                                                         receipts) and investment grade fixed-income
                                                                         securities (including asset-backed and
                                                                         zero-coupon securities) of companies engaged in
                                                                         the utilities industry.

VALUE

Fundamental Value Fund           Seeks total return.                     Invests substantially in common stocks and
                                                                         other equity securities, which can include
                                                                         depositary receipts, preferred stocks or
                                                                         securities convertible into common or preferred
                                                                         stock.

Mid-Cap Value Fund               Seeks above-average total return.       Invests primarily in common stocks and other
                                                                         equity securities, including depositary
                                                                         receipts and securities convertible into common
                                                                         stock of companies traded on a U.S. securities
                                                                         exchange with a market capitalization in the
                                                                         range of companies included within the Russell
                                                                         Midcap Value(R) Index.

Small-Mid Special Value Fund     Seeks long-term capital appreciation.   Invests primarily in common stocks and other
                                                                         equity securities, including convertible
                                                                         securities, of small and mid-size companies
                                                                         that the fund's Investment Manager believes to
                                                                         be undervalued relative to the marketplace or
                                                                         to similar companies.

Special Value Fund               Seeks long-term capital appreciation.   Invests primarily in common stocks of small
                                                                         companies that the fund's Investment Adviser
                                                                         believes are under-valued relative to the
                                                                         marketplace or similar companies.

Value Fund                       Seeks total return.                     Invests primarily in common stock that the
                                                                         fund's Investment Manager, Morgan Stanley
                                                                         Investment Advisors Inc., believes is
                                                                         undervalued and is currently not being
                                                                         recognized within the marketplace.

FIXED INCOME
TAXABLE INTERMEDIATE TERM

Flexible Income Trust            Seeks as its primary objective a high   Invests its assets among investment-grade
                                 level of current income and, as a       global securities, mortgage-backed securities
                                 secondary objective, to maximize        and U.S. government securities, high yield
                                 total return, but only to the extent    securities and emerging market securities.
                                 consistent with the primary
                                 objective.

High Yield Securities            Seeks as a primary investment           Invests substantially in lower-rated (below
                                 objective to earn a high level of       investment grade) fixed-income securities or in
                                 current income. As a secondary          non-rated securities, considered by the fund's
                                 objective, the fund seeks capital       Investment Manager to be appropriate
                                 appreciation, but only to the extent    investments for the fund.
                                 consistent with its primary
                                 objective.

Income Trust                     Seeks high current income consistent    Invests substantially in investment-grade
                                 with safety of principal.               fixed-income securities.

MORGAN STANLEY FUND                       INVESTMENT OBJECTIVE                           MAIN INVESTMENTS
------------------------------   -------------------------------------   -----------------------------------------------
Mortgage Securities Trust        Seeks a high level of current income.   Invests substantially in U.S. government
                                                                         securities. Shares of the fund are not bank
                                                                         deposits and are not guaranteed or insured by
                                                                         the FDIC or any other government agency.

U.S. Government Securities       Seeks a high level of current income    Invests in U.S. government securities.
   Trust                         consistent with safety of principal.

MORGAN STANLEY INSTITUTIONAL FUNDS**
INSTITUTIONAL FUND INC.

Active International             Seeks long-term capital appreciation    The Adviser seeks to maintain a diversified
   Allocation Portfolio          by investing primarily, in accordance   portfolio of international equity securities
                                 with country and sector weightings as   based on a top-down approach that emphasizes
                                 determined by the Adviser, in equity    country and sector selection and weighting
                                 securities of non-U.S. issuers,         rather than individual stock selection.
                                 which, in the aggregate, replicate
                                 broad market indices.

Emerging Markets Portfolio       Seeks long-term capital appreciation    Invests primarily in growth-oriented equity
                                 by investing primarily in               securities in emerging markets.
                                 growth-oriented equity securities of
                                 issuers in emerging market countries.

Emerging Markets Debt            Seeks high total return by investing    Invests primarily in fixed income securities of
   Portfolio                     primarily in fixed income securities    government and government-related issuers and,
                                 of government and government-related    to a lesser extent, of corporate issuers in
                                 issuers and, to a lesser extent, of     emerging market countries.
                                 corporate issuers in emerging market
                                 countries.

International Growth Equity      Seeks long-term capital appreciation,   Invests primarily in a diversified portfolio of
                                 with a secondary objective of income.   equity securities of issuers located in
                                                                         countries other than the United States.

International Real Estate        Seeks to provide current income and     Invests primarily in equity securities of
   Portfolio                     long-term capital appreciation.         companies in the real estate industry located
                                                                         throughout the world (excluding the United
                                                                         States and Canada).

Global Franchise Portfolio       Seeks long-term capital appreciation.   Invests primarily in equity securities of
                                                                         issuers located throughout the world that it
                                                                         believes have, among other things, resilient
                                                                         business franchises and growth potential.

Global Value Equity Portfolio    Seeks long-term capital appreciation    The Portfolio's Sub-Adviser, Morgan Stanley
                                 by investing primarily in equity        Investment Management Limited, seeks to
                                 securities of issuers throughout the    maintain a diversified portfolio of global
                                 world, including U.S. issuers.          equity securities based on individual stock
                                                                         selection and emphasizes a bottom-up approach
                                                                         to investing that seeks to identify securities
                                                                         of issuers which it believes are undervalued.

International Magnum Portfolio   Seeks long-term capital appreciation    Invests primarily in equity securities of
                                 by investing primarily in equity        issuers in EAFE countries, which include Japan,
                                 securities of non-U.S. issuers          most nations in Western Europe, Australia, New
                                 domiciled in EAFE countries.            Zealand, Hong Kong and Singapore.

Focus Equity Portfolio           Seeks capital appreciation by           Invests primarily in growth-oriented equity
                                 investing primarily in                  securities of U.S. and foreign companies.
                                 growth-oriented equity securities of
                                 large capitalization companies.

Small Company Growth Portfolio   Seeks long-term capital appreciation    Invests primarily in growth-oriented equity
                                 by investing primarily in               securities of small U.S. and foreign companies.
                                 growth-oriented equity securities of
                                 small capitalization companies.


----------
**   Advised by MSIM.

MORGAN STANLEY FUND                       INVESTMENT OBJECTIVE                           MAIN INVESTMENTS
------------------------------   -------------------------------------   -----------------------------------------------
INSTITUTIONAL FUND TRUST

Mid Cap Growth Portfolio         Seeks long-term capital growth.         Invests primarily in growth-oriented equity
                                                                         securities of U.S. mid cap companies and
                                                                         foreign companies.

U.S. Small Cap Value Portfolio   Seeks above-average total return over   Invests primarily in common stocks of companies
                                 a market cycle of three to five         traded on a U.S. securities exchange with
                                 years.                                  capitalizations generally in the range of
                                                                         companies included in the Russell 2000 Value
                                                                         Index.

Core Plus Fixed Income           Seeks above-average total return over   Invests primarily in a diversified mix of
   Portfolio                     a market cycle of three to five         dollar-denominated investment grade fixed
                                 years.                                  income securities, particularly U.S.
                                                                         government, corporate and mortgage securities.

Intermediate Duration            Seeks above-average total return over   Invests primarily in a diversified mix of U.S.
   Portfolio                     a market cycle of three to five         government securities, investment grade
                                 years.                                  corporate bonds and mortgage securities.

International Fixed Income       Seeks above-average total return over   Invests primarily in investment grade fixed
   Portfolio                     a market cycle of three to five         income securities of government and corporate
                                 years.                                  issuers in countries other than the U.S.,
                                                                         including, to a limited degree, high yield
                                                                         securities (commonly referred to as "junk
                                                                         bonds") and securities of issuers located in
                                                                         emerging markets.

Investment Grade Fixed Income    Seeks above-average total return over   Invests primarily in a diversified mix of
   Portfolio                     a market cycle of three to five         dollar-denominated fixed income securities,
                                 years.                                  particularly U.S. government, corporate and
                                                                         mortgage securities.

Core Fixed Income Portfolio      Seeks above-average total return over   Invests primarily in a diversified mix of
                                 a market cycle of three to five         dollar-denominated fixed income securities,
                                 years.                                  particularly U.S. government, corporate and
                                                                         mortgage securities.

                     MORGAN STANLEY MULTI-ASSET CLASS FUND
                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Declaration of Trust of the Registrant, dated July 3, 1997, is incorporated herein by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on July 3, 1997.

(2). Amendment to the Declaration of Trust of the Registrant, dated July 3,1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on November 30, 1998.

(3). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(c) of Post Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on November 28, 2001.

(4). Amendment to the Declaration of Trust of the Registrant, dated July 12, 2005, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on November 30, 2005.

(5). Amendment to the Declaration of Trust of the Registrant, dated January 25, 2006, filed herein.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on November 26, 2003.

(c).    Not applicable.

(d). Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(e)(1). Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated July 31, 2006, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Morgan Stanley Equally-Weighted S&P 500 Fund, filed on October 25, 2006.

(2). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated herein by reference to Exhibit
        (e)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(3).    Form of Dealer Agreement is incorporated herein by reference to Exhibit
        (e)(3) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity Fund, filed on November 22, 2006.

(f).    Not Applicable

(g)(1). Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 17, 1997.

(2). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated herein by reference to Exhibit 7(b) of Post Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on November 28, 2001.

(3). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated herein by reference to
        Exhibit 7(c) of Post Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on November 28, 2001.

(h)(1). Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

(2). Administration Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 30, 2004.

(i)(1). Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 30, 2004.

(2).    Consent of Clifford Chance US LLP, to be filed by further amendment.

(3).    Opinion of Dechert LLP, is incorporated herein by reference to Exhibit
        (i)(2) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 30, 2004.

(j). Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

(k).    Not applicable.

(l).    Not applicable.

(m). Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated May 1, 2004, is incorporated herein by reference to Exhibit m of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 30, 2004.

(n). Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated August 24, 2006, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on November 30, 2004.

(o).    Not applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 30, 2004.

(2). Code of Ethics of the Morgan Stanley Funds is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 30, 2004.

(q). Powers of Attorneys of Trustees, dated October 31, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity Fund, filed on November 22, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 ("Investment Company Act"), so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley.

     Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisors serves as a director, officer or employee:

MORGAN STANLEY DISTRIBUTION, INC.
MORGAN STANLEY DISTRIBUTORS INC.
MORGAN STANLEY DW INC.
MORGAN STANLEY INVESTMENT ADVISORS
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
VAN KAMPEN ADVISORS INC.
VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC.
VAN KAMPEN INVESTMENTS INC.
VAN KAMPEN INVESTMENT MANAGEMENT
VAN KAMPEN INVESTOR SERVICES INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY SERVICES COMPANY INC.
MORGAN STANLEY TRUST COMPANY
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

Listed below are the officers and Trustees of Morgan Stanley Investment
Advisors.

     NAME AND POSITION WITH
   MORGAN STANLEY INVESTMENT        OTHER SUBSTANTIAL BUSINESS, PROFESSION, OR
         ADVISORS INC.                               VOCATION
-------------------------------   ----------------------------------------------
Owen D. Thomas                    President and Chief Operating Officer of Van
President, Chief Operating        Kampen Advisors, Inc., Van Kampen Asset
Officer and Director              Management, Van Kampen Investments Inc.,
                                  Morgan Stanley Investment Management Inc. and
                                  Morgan Stanley Services Company Inc.

Ronald E. Robison                 Managing Director of Van Kampen Asset
Managing Director and             Management, Van Kampen Investments Inc.,
Director                          Director and Chief Administrative Officer of
                                  Morgan Stanley Investment Management Inc. and
                                  Morgan Stanley Services Company Inc., Director of Morgan Stanley Distributors Inc., Morgan
                                  Stanley Trust, Morgan Stanley Distribution,
                                  Inc. and Van Kampen Investor Services Inc.

Amy R. Doberman                   Managing Director and General Counsel of
Managing Director and             Morgan Stanley Investment Management
Secretary

Dennis F. Shea                    Managing Director and Chief Investment
Managing Director and Chief       Officer-Global Equity Group of Morgan Stanley
Investment Officer-Global         Asset Management
Equity Group

J. David Germany                  Managing Director and Chief Investment
Managing Director and Chief       Officer-Global Fixed Income Group of Morgan
Investment Officer-Global Fixed   Stanley Asset Management
Income Group

     NAME AND POSITION WITH
   MORGAN STANLEY INVESTMENT        OTHER SUBSTANTIAL BUSINESS, PROFESSION, OR
         ADVISORS INC.                               VOCATION
-------------------------------   ----------------------------------------------
Carsten Otto                      Managing Director and Chief Compliance Officer
Managing Director and Chief       of Morgan Stanley Investment Management Inc.,
Compliance Officer                Van Kampen Advisors Inc. and Van Kampen Asset
                                  Management, Chief Compliance Officer of Van
                                  Kampen Investor Services Inc. and Van Kampen
                                  Investments Inc.

Kenneth Castiglia                 Managing Director, Chief Financial Officer and
Managing Director, Chief          Treasurer of Morgan Stanley Asset Management.
Financial Officer and
Treasurer

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley Balanced Fund

(10) Morgan Stanley California Tax-Free Daily Income Trust

(11) Morgan Stanley California Tax-Free Income Fund

(12) Morgan Stanley Capital Opportunities Trust

(13) Morgan Stanley Convertible Securities Trust

(14) Morgan Stanley Developing Growth Securities Trust

(15) Morgan Stanley Dividend Growth Securities Inc.

(16) Morgan Stanley Equally-Weighted S&P 500 Fund

(17) Morgan Stanley European Equity Fund Inc.

(18) Morgan Stanley Financial Services Trust

(19) Morgan Stanley Flexible Income Trust

(20) Morgan Stanley Focus Growth Fund

(21) Morgan Stanley Fundamental Value Fund

(22) Morgan Stanley Global Advantage Fund

(23) Morgan Stanley Global Dividend Growth Securities

(24) Morgan Stanley Global Utilities Fund

(25) Morgan Stanley Health Sciences Trust

(26) Morgan Stanley High Yield Securities Inc.

(27) Morgan Stanley Income Trust

(28) Morgan Stanley Institutional Strategies Fund

(29) Morgan Stanley International Fund

(30) Morgan Stanley International SmallCap Fund

(31) Morgan Stanley International Value Equity Fund

(32) Morgan Stanley Japan Fund

(33) Morgan Stanley Limited Duration Fund

(34) Morgan Stanley Limited Duration U.S. Government Trust

(35) Morgan Stanley Limited Term Municipal Trust

(36) Morgan Stanley Liquid Asset Fund Inc.

(37) Morgan Stanley Mid-Cap Value Fund

(38) Morgan Stanley Mortgage Securities Trust

(39) Morgan Stanley Multi-Asset Class Fund

(40) Morgan Stanley Nasdaq-100 Index Fund

(41) Morgan Stanley Natural Resource Development Securities Inc.

(42) Morgan Stanley New York Municipal Money Market Trust

(43) Morgan Stanley New York Tax-Free Income Fund

(44) Morgan Stanley Pacific Growth Fund Inc.

(45) Morgan Stanley Prime Income Trust

(46) Morgan Stanley Real Estate Fund

(47) Morgan Stanley S&P 500 Index Fund

(48) Morgan Stanley Select Dimensions Investment Series

(49) Morgan Stanley Small-Mid Special Value Fund

(50) Morgan Stanley Special Growth Fund

(51) Morgan Stanley Special Value Fund

(52) Morgan Stanley Strategist Fund

(53) Morgan Stanley Tax-Exempt Securities Trust

(54) Morgan Stanley Tax-Free Daily Income Trust

(55) Morgan Stanley Technology Fund

(56) Morgan Stanley Total Market Index Fund

(57) Morgan Stanley U.S. Government Money Market Trust

(58) Morgan Stanley U.S. Government Securities Trust

(59) Morgan Stanley Utilities Fund

(60) Morgan Stanley Value Fund

(61) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

NAME AND PRINCIPAL BUSINESS       POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
          ADDRESS                         UNDERWRITER                          REGISTRANT
---------------------------   ----------------------------------   ---------------------------------
Ronald E. Robison             Director                             President and Principal Executive
                                                                   Officer

Kenneth Castiglia             Director, Chief Financial Officer    None
                              and Treasurer

Michael Kiley                 Director, Chief Executive Officer    None
                              and President

Brian Binder                  Chief Administrative Officer         None

Stefanie Chang Yu             Secretary                            Vice President

Winston McLaughlin            Chief Compliance Officer             None

Gina Gallagher                Chief AML Office                     None

Pat Behnke                    Financial and Operations Principal   None

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are maintained as follows:

                        The Bank of New York
                        One Wall Street
                        New York, New York 10286
                        (records relating to its function as custodian)

                        Morgan Stanley Investment Advisors Inc.
                        1221 Avenue of the Americas
                        New York, New York 10020
                        (records relating to its function as investment adviser)

                        Morgan Stanley Trust
                        Harborside Financial Center, Plaza Two
                        2nd Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as transfer agent and dividend disbursing agent)

                        Morgan Stanley Services Company Inc.
                        Harborside Financial Center, Plaza Two
                        7th Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of November, 2006.

                                   MORGAN STANLEY MULTI-ASSET CLASS FUND


                                   By: /s/ RONALD E. ROBISON
                                       -----------------------------------------
                                       Ronald E. Robison
                                       President and Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 has been signed below by the following persons in the capacities and on the dates indicated.

           SIGNATURES                         TITLE                   DATE
           ----------                         -----                   ----
(1)  Principal Executive Officer     President and Principal
                                     Executive Officer


By: /s/ RONALD E. ROBISON
    ------------------------------
    Ronald E. Robison                                          November 27, 2006


(2) Principal Financial Officer      Chief Financial Officer


By: /s/ FRANCIS J. SMITH
    ------------------------------
    Francis J. Smith                                           November 27, 2006


(3)  Majority of the Trustees

     James F. Higgins


By: /s/ BARRY FINK
    ------------------------------
    Barry Fink
    Attorney-in-Fact                                           November 27, 2006


Frank L. Bowman      Joseph J. Kearns
Michael Bozic        Michael F. Klein
Kathleen A. Dennis   Michael E. Nugent (Chairman)
Edwin J. Garn        W. Allen Reed
Wayne E. Hedien      Fergus Reid
Manuel H. Johnson


By: /s/ CARL FRISHLING
    -------------------------------
    Carl Frishling
    Attorney-in-Fact                                           November 27, 2006